UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 6, 2011 (December 30, 2010)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2010,  BreitBurn Management Company, LLC, BreitBurn Energy Partners L.P. (the “Partnership”) and BreitBurn GP, LLC (the “Company”) (collectively, the “Employer”) entered into amended and restated employment agreements (the “Employment Agreements”) with each of the following named executive officers of the Company (the “Executives”):  Halbert S. Washburn, Chief Executive Officer; Randall H. Breitenbach, President; Mark L. Pease, Chief Operating Officer and Executive Vice President; James G. Jackson, Executive Vice President and Chief Financial Officer; and Gregory C. Brown, General Counsel and Executive Vice President.  The Employment Agreements supersede and replace the current employment agreements between the Executives and the Employer, the initial terms of which (without regard to automatic extensions) ended on January 1, 2011.

The Employment Agreements provide for a term that commenced on December 30, 2010 and expires on January 1, 2014, unless earlier terminated, with automatic one-year renewal terms unless either the Employer or the Executive gives written notice of termination 90 days prior to the end of the term (the “Employment Period”).  Pursuant to the Employment Agreements, each Executive will continue to serve in his current position with the Company, as set forth above, and will have duties, responsibilities, and authority that are customary to such positions that are assigned to him.  Each Executive’s reporting relationship is unchanged, except that Mr. Breitenbach, as President, will report directly to the Board of Directors of the Company (the “Board”).

The current annual base salaries for each Executive are unchanged and remain subject to possible increases through the normal salary review process.  In addition, each Executive will continue to be eligible to participate in the Employer’s Short Term Incentive Plan (“STIP”) which is paid as an annual cash bonus based on the attainment of certain performance criteria established by the Board.  The STIP bonuses are made at the sole discretion of the Board.  The target and maximum bonus amounts for each Executive are unchanged.  In addition, each Executive will continue to be eligible to receive awards under the Partnership’s long term incentive plan determined in the sole discretion of the Board.

The Employment Agreements provide that if, during the Employment Period, the Executive’s employment is terminated by the Employer without “cause” or by the Executive with “good reason” (each as defined in the Employment Agreements), or if the Employer elects not to renew the Employment Period, and subject to the Executive’s execution and non-revocation of a general release of claims, the Executive will be entitled to the following: (i) provided that the Executive’s termination occurs prior to the date on which he reaches age 70, a lump-sum cash payment equal to two times (for each of Messrs. Washburn and. Breitenbach) or one and one-half times (for each of Messrs. Pease, Jackson and Brown) the sum of his base salary and his target annual bonus, each as in effect immediately prior to his termination, (ii) payment of a pro-rata annual bonus for the year in which the termination occurs (the “Pro-Rata Bonus”), (iii) payment of any unpaid annual bonus for prior years (the “Unpaid Bonus”), (iv) continued healthcare benefits at the same cost to the Executive as in effect immediately prior to his termination for a period up to twenty-four months (for  Messrs. Washburn and. Breitenbach) or eighteen months (for Messrs. Pease, Jackson and Brown) (the “Continued Healthcare Benefits”), and (v) accelerated vesting of certain equity-based awards, including restricted phantom units (“RPUs”) (which awards will remain subject to the terms of the applicable award agreements).  In addition, if, during the period beginning sixty days prior to and ending two years immediately following a “change in control” (as defined in the Employment Agreements), either the Employer terminates the Executive’s employment without cause, or the Executive terminates his employment for good reason, then the Executive will be entitled to the severance payments and benefits described in the preceding sentence, except that the severance multiple described in clause (i) will be equal to three (instead of two) times for each of Messrs. Washburn and. Breitenbach, or two and one-half (instead of one and one-half) times for each of Messrs. Pease, Jackson and Brown.  If a change in control occurs during the Employment Period, certain equity-based awards held by the Executives, to the extent not previously vested and converted into common units, will vest in full upon such change in control and will be settled in common units in accordance with the applicable award agreements.

The Employment Agreements provide that if an Executive’s employment terminates due to his death or disability during the Employment Period, the Executive will be entitled to the following: (i) payment of the Pro-Rata Bonus, (ii) payment of any Unpaid Bonus, (iii) Continued Healthcare Benefits, and (iv) accelerated vesting of certain equity-based awards, including RPUs (which awards will remain subject to the terms of the applicable award agreements).

The Employment Agreements also provide for customary confidentiality, non-solicitation and indemnification protections.

The above summary of the terms of the Employment Agreements with each Executive is qualified in its entirety by reference to the Employment Agreements themselves, copies of which are attached to this Report as Exhibits 10.1, 10.2 10.3, 10.4 and 10.5  hereto and incorporated in this Item 5.02 by reference.

 ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The Partnership, as sole member of the Company, entered into Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of the Company (“Amendment No. 1”), which was effective as of December 30, 2010.

Pursuant to Amendment No. 1, Section 6.1(b) of the Fourth Amended and Restated Limited Liability Company Agreement of the Company (the “LLC Agreement”), dated as of April 5, 2010, was amended to delete the requirement that the Company’s President and Chief Financial Officer report directly to the Chief Executive Officer in order to give the Board the discretion to determine reporting relationships.  Amendment No. 1 is consistent with a similar amendment to the Settlement Agreement dated April 5, 2010 among the Partnership, the Company, Messrs. Breitenbach and Washburn and Quicksilver Resources Inc., which amendment was effective as of December 30, 2010.

A copy of Amendment No. 1 is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

 ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC dated as of December 30, 2010.

10.1	Third Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Halbert S. Washburn.

10.2	Third Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Randall H. Breitenbach.

10.3	Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Mark L. Pease.

10.4	Second Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and James G. Jackson.

10.5	Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Gregory C. Brown.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its general partner

Date: January 6, 2011	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Amendment No. 1 to the Fourth Amended and Restated Limited Liability Company Agreement of BreitBurn GP, LLC dated as of December 30, 2010.

10.1	Third Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Halbert S. Washburn.

10.2	Third Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Randall H. Breitenbach.

10.3	Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Mark L. Pease.

10.4	Second Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and James G. Jackson.

10.5	Amended and Restated Employment Agreement dated December 30, 2010 among BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P. and Gregory C. Brown.